SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2005

INTERFACE, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of	(Commission File	(IRS Employer
incorporation or Organization)	Number)	Identification No.)

2859 Paces Ferry Road, Suite 2000
Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

     On June 21, 2005, the U.S. Patent Office issued to the Company a patent on non-directional carpet tile products. (U.S. Patent No. 6,908,656.) The patent claims cover characteristics of certain products in the Company’s carpet tile collection that allow those carpet tiles to be randomly oriented during installation. In connection with the issuance of the patent, the Company filed lawsuits against certain competitors seeking, among other things, to stop any infringement of the patent. Some of those competitors also filed a separate action seeking, among other things, a declaration that the patent is invalid.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President and Chief Financial Officer

Date: June 22, 2005